Exhibit 10.1

INCREMENTAL FACILITY AMENDMENT AND AMENDMENT No. 1,  dated as of August 8, 2007 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 21, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAC-GRAY CORPORATION (the “Parent Borrower”), MAC-GRAY SERVICES, INC. (“Services”), INTIRION CORPORATION (together with Services and the Parent Borrower, the “Borrowers”), the lenders (the “Lenders”) from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, KEYBANK NATIONAL ASSOCIATION, as Syndication Agent, and HSBC BANK USA, N.A., WACHOVIA BANK NATIONAL ASSOCIATION and BANK NORTH, N.A., as Co-Documentation Agents.

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to Schedule 2.20 of the Credit Agreement, the Borrowers have requested, and the Lenders (such term, and each other capitalized term used but not defined herein have the meaning assigned to them in the Credit Agreement, as amended hereby) have agreed to provide, an aggregate of $20,000,000 in additional Revolving Commitment, subject to the terms and conditions set forth herein; and

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement as set forth in this Amendment and the Lenders whose signatures appear below are willing to amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Commitment Increase  Subject to terms and conditions set forth herein, each Lender agrees that from and after the Incremental Amendment Effective Date, its Revolving Commitment shall be increased to the Commitment Increase Amount set forth and opposite such Increasing Lender’s name in Schedule 2.01. As of the Incremental Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $85,000,000.

SECTION 2. Amendments to Section 1.01. (a)  The definition of the term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (a)(iv) and substituting the text “,” therefor and (ii) by inserting the text “and (vi) non-cash expenses resulting from the grant of stock options or other equity-related compensation to any director, officer, employee or consultant of the Parent Borrower or any Subsidiary pursuant to a written plan or agreement approved by the board of directors of the Parent Borrower” immediately following the comma appearing at the end of clause (v).

(b)  The definition of the term “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the text “As of the Incremental Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitment is $85,000,000.”

(c)  The following term shall be added to Section 1.01 in appropriate alpha order:

“Incremental Amendment Effective Date” means [date], 2007.

SECTION 3. Amendment of Section 6.04. Section 6.04(b) of the Credit Agreement is hereby amended by deleting the text “$40,000,000” and “$80,000,000” therein and substituting therefor the text “$60,000,000” and “$120,000,000”, respectively.

SECTION 4. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms.

(b)  After giving effect to this Amendment, the representations and warranties of the Parent Borrower and the Subsidiaries in the Loan Documents (i) to the extent any such representation or warranty is modified or qualified based on the terms “materially” or “material” or by reference to the term “Material Adverse Effect”, are true and correct in all respects and (ii) to the extent such representation or warranty is not so modified or qualified, are true and correct in all material respects, in each case, on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(c)  Immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5. Amendment Fee. In consideration of the agreements of the Lenders contained herein, the Borrowers agree to pay to each Lender that delivers an executed counterpart of this Amendment by 5:00 p.m., New York City time, on August 8, 2007, an amendment fee (the “Amendment Fee”) in an amount equal to 0.10% of the amount of such Lenders Commitment Increase Amount (as defined below), provided that such Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 6 below and upon such effectiveness such Amendment Fee shall be payable immediately.

SECTION 6. Conditions to Effectiveness.  This Amendment shall become effective as of August 8, 2007 (the “Incremental Amendment Effective Date”), when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Parent Borrower; the Subsidiaries, and each Lender, (b) the representations and warranties set forth in Section 4 hereof are true and correct and the Administrative Agent shall have received a certificate to such effect executed by the CFO of Parent Borrower and (c) all fees and expenses submitted to the Parent Borrower and the Subsidiaries and required to be paid or reimbursed by the Parent Borrower and the Subsidiaries under or in connection with this Amendment or the Credit Agreement (including (i) the Amendment Fee specified in Section 5 above, (ii) all reasonable invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent, and (iii) all other reasonable fees and expenses of the Administrative Agent due and owing as of the date first above written) have been paid or reimbursed by the Parent Borrower.

SECTION 7. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 8. Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.09(b), (c) and (d), SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or email transmission in pdf format shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

MAC-GRAY CORPORATION,
by
/s/ Michael J. Shea
Name:	Michael J. Shea
Title:	Executive Vice President & Chief Financial Officer

MAC-GRAY SERVICES, INC.,
by
/s/ Michael J. Shea
Name:	Michael J. Shea
Title:	Executive Vice President & Chief Financial Officer

INTIRION CORPORATION,
by
/s/ Michael J. Shea
Name:	Michael J. Shea
Title:	Executive Vice President & Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by
/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, individually and as Syndication Agent, by
/s/ Mitchell B. Feldman
Name:	Mitchell B. Feldman
Title:	Senior Vice President

HSBC BANK USA, N.A., individually and as Co-Documentation Agent, by
/s/ Kenneth V. McGraime
Name:	Kenneth V. McGraime
Title:	Senior Vice President, Commercial Executive

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co-Documentation Agent, by
/s/ Dean Gorton
Name:	Dean Gorton
Title:	Vice President

TDBANKNORTH, N.A., individually and as Co-Documentation Agent, by
/s/ Jeffrey R. Westling
Name:	Jeffrey R. Westling
Title:	Senior Vice President

LASALLE BANK, N.A.,
by
/s/ Nancy W. Lanzoni
Name:	Nancy W. Lanzoni
Title:	First Vice President

EASTERN BANK,
by
/s/ Joseph V. Leary
Name:	Joseph V. Leary
Title:	Senior Vice President

SOVEREIGN BANK,
by
/s/ Penny Garver
Name:	Penny Garver
Title:	Senior Vice President